Executive Employment Agreement	12 Months Ended
Dec. 31, 2022
Executive Employment Agreement
Executive Employment Agreement

Note 8 – Executive Employment Agreement

Effective August 1, 2020, the Company and Michael Lavigne, executed a Restricted Stock Unit Agreement pursuant to which the Company agreed to grant to Mr. Lavigne, in consideration of services to be rendered as President, CEO and Director, restricted stock units consisting of 15,000 units for each month of service. The vested stock units will be settled in shares of common stock upon or as soon as practicable (a) upon written request any time after December 31, 2020 or (b) following the termination date, whichever occurs first. As of December 31, 2022 and 2021, 435,000 and 255,000 restricted stock units may be settled in shares of common stock, respectively. During the years ended December 31, 2022 and 2021, the Company recognized $35,888 and $162,465 of stock-based compensation related to the agreement, respectively.